UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 22, 2002

                                TRSG CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                  033-2408D                      87-045382
                  ---------                      ---------
         (Commission File Number)       (IRS Employer Identification Number)


                        3095 East Patrick Lane, Suite 1,
                          North Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 938-9316
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

ITEM 4.           Changes in Registrant's Certifying Accountant

On November 13, 2002, Perrin Fordree & Company P.C. ("Perrin") resigned as TRSG Corporation.'s. ("TRSG") auditor effective as of that date. The audit report of Perrin for the two most recent fiscal years of 2000 and 2001 have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles as discussed in Item 304(a)(ii) of Item 304. Except as noted when there is doubt about it's ability to continue as a going concern." The decision to change accountants was approved by a unanimous consent to action by the Board of Directors of TRSG.

The audit reports of Perrin for the fiscal year 2000 and the most recent fiscal year, 2001, and subsequent interim period, through November 13, 2002 (the "reporting periods") have not contained any disagreements with respect to the accounting or auditing issues as discussed in Item 304(a)(iv) of Regulation S-B.

TRSG provided Perrin a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). TRSG requested that Perrin furnish TRSG with a letter stating whether Perrin agrees with the above statements, a copy of which is filed as Exhibit 16(i) to this Form 8- K/A.

On November 13, 2002, TRSG retained Sellers & Associates P.C., of Henderson, Nevada, ("Sellers"), to be its principal accountant, engaged to audit TRSG's financial statements. This action was taken to replace the Michigan firm of Perrin. Perrin and TRSG have had no disagreements over management practices or accounting policies. The change in auditors becomes effective November 13, 2002. TRSG's Board of Directors approved the engagement of Sellers as the principal accountant.

During TRSG's two most recent fiscal years and subsequent interim period prior to engaging Sellers [new accountants], TRSG (or anyone on its behalf) did not consult with Sellers regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Sellers was the auditor of record for the prior audit year ending December 31, 2000.

                    ITEM 7. Financial Statements and Exhibits

The following exhibit is included as part of this report:


  Exhibit No.     Page No.    Description
--------------- ------------  ------------------------------------------------

     16(i)           4        Letter on change in Certifying Accountant.

                                                    SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of November, 2002.

                                TRSG Corporation


                        /s/ Richard Bailey
                      ------------------------------------
                            Richard Bailey, President

                         Perrin, Fordree & Company, P.C.
                           901 Wilshire Dr., Suite 400
                              Troy, Michigan, 48084
                               Phone 248-362-3600
                          Certified Public Accountants



                                                                   Exhibit 16(i)
November 22, 2002

Chief Accountant
Securities and Exchange Commission
450 Fifth Street. N.W.
Washington, D.C. 20549

Re:      TRSG Corporation
         File No. 033-2408D

Regarding the change in TRSG Corporation. ("TRSG") Certifying Accountant as described in Item 4 of TRSG's Form 8-K/A dated November 22, 2002, filed with the Securities and Exchange Commission. We have read the first and second paragraph of Item 4 and are in agreement with the statements contained therein insofar as they relate to our firm.

/s/ Perrin Fordree & Company, P.C.
Perrin, Fordree & Company, P.C.
Troy, Michigan
November 22, 2002